UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

March 19, 2012

Dewmar International BMC, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Convenientcast, Inc.
(Former Name of Registrant)

NEVADA
(State or Other Jurisdiction of Incorporation)

001-32032	83-0375241
(Commission File Number)	(IRS Employer Identification No.)

132 E. Northside Dr., Suite C Clinton, Mississippi	39056
(Address of Principal Executive Offices)	(Zip Code)

(601) 488-4360
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On March 19, 2012, Derrick Brooks, M.D. was appointed to the Board of Directors of the registrant. Mr. Brooks received 300,000 shares of restricted common stock for such services to the registrant. No current member of the Board of Directors was removed thus bringing the number of members of the Board of Directors to a total of 4.

Derrick D. Brooks, Sr., M.D.

PROFESSIONAL EXPERIENCE

Staff Emergency Room Physician (78,000/yr, Level II)

Our Lady of the Lake Regional Medical Center

July 2003 - April 2011

Staff Pediatric Emergency Room Physician (27,000/yr, Level II)

Our Lady of the Lake Regional Medical Center

July 2003 - November 2009

Staff Emergency Room Physician (40,000/yr, Level II)

Ochsner Baton Rouge

March 2011 – present

Staff Emergency Room Physician (41,000/yr, Level II)

University Medical Center – Lafayette

March 2011 – present

Staff Emergency Room Physician (27,000/yr, Level III)

Iberia Medical Center – Iberia

June 2011 - present

MEDICAL EDUCATION

Louisiana State University School of Medicine

Doctor of Medicine 1999

New Orleans, Louisiana

GRADUATE TRAINING

Internship/Residency

Internal Medicine/Pediatrics

LSU Health Science Center

New Orleans, Louisiana

July 1999 – June 2003

BOARD CERTIFICATIONS

American Board of Internal Medicine

Certified 2003

American Board of Pediatrics

Certified 2003

American Board Physician Specialties - Emergency Medicine

Board Eligible

Sitting 2012

MEDICAL LICENSURE

Louisiana #025414

CERTIFICATIONS

Advanced Trauma Life Support

Advanced Cardiac Life Support

Pediatric Advanced Life Support

Basic Life Support

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2012, the Articles of Incorporation of the registrant were amended to change the name of the registrant to Dewmar International BMC, Inc. and to increase the authorized shares of the registrant to 100,000,000 shares of common stock and 25,000,000 shares of preferred stock. The terms of the preferred are set forth in the Amendment and Restatement attached hereto as Exhibit 3.1.

 ITEM 8.01 Other Events

On April 12, 2012, Innovative Beverage Group, Inc. filed a dismissal (non-suit) as it relates to Defendant Dewmar International BMC, Inc. in case number 2009-37110 in the 61st Judicial District in Harris County, Texas.

ITEM 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

a)	Not Applicable.

b)	Not Applicable.

c)	Exhibits

No.	Exhibits
3.1	Amended and Restated Articles.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2012

By:	/s/ Marco Moran

Name: Marco Moran

Title: President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Articles.